Fair Value Measurements	12 Months Ended
Jan. 01, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements

6.    Fair Value Measurements

The Company uses forward exchange contracts to manage its exposure to the variability of cash flows, primarily related to the foreign exchange rate changes of future intercompany product and third-party purchases of raw materials denominated in foreign currency. The Company also uses cross currency interest rate swaps to manage currency risk primarily related to borrowings. Both types of derivatives are designated as cash flow hedges. The Company also uses forward exchange contracts to manage its exposure to the variability of cash flows for repatriation of foreign dividends. These contracts are designated as net investment hedges. Additionally, the Company uses forward exchange contracts to offset its exposure to certain foreign currency assets and liabilities. These forward exchange contracts are not designated as hedges and therefore, changes in the fair values of these derivatives are recognized in earnings, thereby offsetting the current earnings effect of the related foreign currency assets and liabilities. The Company does not enter into derivative financial instruments for trading or speculative purposes, or contain credit risk related contingent features or requirements to post collateral. On an ongoing basis, the Company monitors counterparty credit ratings. The Company considers credit non-performance risk to be low, because the Company enters into agreements with commercial institutions that have at least an A (or equivalent) credit rating. As of January 1, 2012, the Company had notional amounts outstanding for forward foreign exchange contracts and cross currency interest rate swaps of $22 billion and $3 billion, respectively.

All derivative instruments are recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.

The designation as a cash flow hedge is made at the entrance date into the derivative contract. At inception, all derivatives are expected to be highly effective. Changes in the fair value of a derivative that is designated as a cash flow hedge and is highly effective are recorded in accumulated other comprehensive income until the underlying transaction affects earnings, and are then reclassified to earnings in the same account as the hedged transaction. Gains/losses on net investment hedges are accounted for through the currency translation account and are insignificant. On an ongoing basis, the Company assesses whether each derivative continues to be highly effective in offsetting changes in the cash flows of hedged items. If and when a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is included in current period earnings in Other (income) expense, net. Refer to Note 13 for disclosures of movements in Accumulated Other Comprehensive Income.

As of January 1, 2012, the balance of deferred net losses on derivatives included in accumulated other comprehensive income was $168 million after-tax. For additional information, see Note 13. The Company expects that substantially all of the amount related to foreign exchange contracts will be reclassified into earnings over the next 12 months as a result of transactions that are expected to occur over that period. The maximum length of time over which the Company is hedging transaction exposure is 18 months, excluding interest rate swaps. The amount ultimately realized in earnings will differ as foreign exchange rates change. Realized gains and losses are ultimately determined by actual exchange rates at maturity of the derivative.

The following table is a summary of the activity related to designated derivatives for the fiscal years ended January 1, 2012 and January 2, 2011:

Cash Flow Hedges	Gain/(Loss) Recognized in Accumulated OCI(1)		Gain/(Loss) Reclassified from Accumulated OCI into Income(1)				Gain/(Loss) Recognized in Other Income/Expense(2)
(Dollars in Millions)	2011	2010	2011		2010		2011	2010
Foreign exchange contracts	$(60)	(66)	(9	)(A)	(52	)(A)	(1)	(2)
Foreign exchange contracts	(103)	(296)	(154	)(B)	(300	)(B)	2	(38)
Foreign exchange contracts	24	51	(22	)(C)	57	(C)	(1)	5
Cross currency interest rate swaps	(406)	(40)	(45	)(D)	6	(D)	—	—
Foreign exchange contracts	45	18	(2	)(E)	1	(E)	1	3

Total	$(500)	(333)	(232)		(288)		1	(32)

All amounts shown in the table above are net of tax.

(1)	Effective portion

(2)	Ineffective portion

(A)	Included in Sales to customers

(B)	Included in Cost of products sold

(C)	Included in Research and development expense

(D)	Included in Interest (income)/Interest expense, net

(E)	Included in Other (income)/expense, net

For the fiscal years ended January 1, 2012 and January 2, 2011, a loss of $23 million and $31 million, respectively, was recognized in Other (income)/expense, net, relating to foreign exchange contracts not designated as hedging instruments.

In addition, during the fiscal second quarter of 2011, the Company entered into an option to hedge the currency risk associated with the cash portion of the payment for the planned acquisition of Synthes, Inc. The option was not designated as a hedge, and therefore, changes in the fair value of the option are recognized in Other (income)/expense, net. During the fiscal year ended January 1, 2012, the mark to market adjustment to reduce the value of the currency option was $450 million which expired in January 2012. The cost basis of the option was $467 million.

During the fiscal fourth quarter of 2011, the Company reclassified foreign currency bond mark to market adjustments from foreign currency translation to gain/(loss) on derivatives and hedges. There was no net impact within other comprehensive income as a result of this reclassification.

Fair value is the exit price that would be received to sell an asset or paid to transfer a liability. Fair value is a market-based measurement that should be determined using assumptions that market participants would use in pricing an asset or liability. The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value. The levels within the hierarchy are described below with Level 1 having the highest priority and Level 3 having the lowest.

The fair value of a derivative financial instrument (i.e. forward exchange contract, currency swap) is the aggregation by currency of all future cash flows discounted to its present value at the prevailing market interest rates and subsequently converted to the U.S. Dollar at the current spot foreign exchange rate. The Company does not believe that fair values of these derivative instruments materially differ from the amounts that could be realized upon settlement or maturity, or that the changes in fair value will have a material effect on the Company’s results of operations, cash flows or financial position. The Company also holds equity investments that are classified as Level 1 as they are traded in an active exchange market.

The following three levels of inputs are used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets and liabilities.

Level 2 — Significant other observable inputs.

Level 3 — Significant unobservable inputs.

The Company’s significant financial assets and liabilities measured at fair value as of January 1, 2012 and January 2, 2011 were as follows:

	2011				2010
(Dollars in Millions)	Level 1	Level 2	Level 3	Total	Total (1)
Derivatives designated as hedging instruments:
Assets:
Foreign exchange contracts	$—	442	—	442	321
Cross currency interest rate swaps (2)	—	15	—	15	17

Total	—	457	—	457	338

Liabilities:
Foreign exchange contracts	—	452	—	452	586
Cross currency interest rate swaps (3)	—	594	—	594	502

Total	—	1,046	—	1,046	1,088

Derivatives not designated as hedging instruments:
Assets:
Foreign exchange contracts	—	29	—	29	19
Swiss Franc Option*	—	17	—	17	—

Total	—	46	—	46	19

Liabilities:
Foreign exchange contracts	—	34	—	34	39
Other investments (4)	$1,563	—	—	1,563	1,165

*	Currency option related to the planned acquisition of Synthes, Inc.

(1)	2010 assets and liabilities are all classified as Level 2 with the exception of other investments of $1,165 million which are classified as Level 1.

(2)	Includes $15 million and $14 million of non-current assets for the fiscal years ending January 1, 2012 and January 2, 2011, respectively.

(3)	Includes $594 million and $502 million of non-current liabilities for the fiscal years ending January 1, 2012 and January 2, 2011, respectively.

(4)	Classified as non-current other assets.

See Notes 2 and 7 for financial assets and liabilities held at carrying amount on the Consolidated Balance Sheet.